5


                                Exhibit 10(k)(v)

      SECOND AMENDMENT, dated as of April 27, 2007 (this "Amendment"), to the Note Agreement and Guaranty, dated as of October 25, 2005 (as the same may be further amended, supplemented, waived or otherwise modified from time to time, the "Note Agreement"), among ALBANY INTERNATIONAL CORP., a Delaware corporation (the "Company"), the Guarantors (as defined in the Note Agreement), and The Prudential Insurance Company of America ("Prudential") and the several Purchasers (as defined in the Note Agreement) (together with Prudential, individually, a "Purchaser," " and collectively, "Purchasers").

                              W I T N E S S E T H:

      WHEREAS, the Company and Guarantors party thereto and the Purchasers party thereto have executed and delivered the Note Agreement; and

      WHEREAS, the Company has requested the amendment of certain provisions of the Note Agreement, and the Purchasers have indicated willingness to agree to such amendments subject to certain limitations and conditions, as provided for herein;

      NOW THEREFORE, in consideration of the premises, the mutual covenants and the agreements hereinafter set forth and other good and valuable consideration, the parties hereto hereby agree that on the Amendment Effective Date, as defined herein, the Note Agreement will be amended as follows:

      1. Definitions. Unless otherwise defined herein, terms defined in the Note Agreement are used herein as therein defined.

      2. Amendment to Section 6E of the Note Agreement (Restricted Payments).
Section 6E of the Note Agreement is hereby amended, as of the Amendment Effective Date, by deleting after the words "does not exceed" the number "2.50" and inserting in lieu thereof the number "3.00".

      3. Representations and Warranties. The Company and each other Guarantor hereby:

      (a) other than such representations expressly given as of a specific date, repeats (and confirms as true and correct) as of the Amendment Effective Date to the Purchasers that each of the representations and warranties made by the Company and each other Guarantor pursuant to the Note Agreement and are hereby incorporated herein (as though set forth herein) in their entirety; and
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                                                                               6


      (b) further represent and warrant as of the Amendment Effective Date that:

            (i) No Default. No Default or Event of Default shall have occurred and be continuing on such date after giving effect to this Amendment;

            (ii) Power and Authority. Each such Person has the corporate or equivalent power to execute and deliver this Amendment, and to perform the provisions hereof, and this Amendment has been duly authorized by all necessary corporate or equivalent action on the part of each such Person;

            (iii) Due Execution. This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited (x) by general principles of equity and conflicts of laws or (y) by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement, of creditors' rights;

            (iv) No Consent's Required. No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment;

            (v) Acknowledgement of Obligation; Waiver of Claims. It has no defenses, offsets or counterclaims against any of its obligations under or in respect to the Note Agreement, the Notes or the AI Guaranty Agreement and that all amounts outstanding under and in respect to the Notes and the Note Agreement are owing to holders of the Notes without defense, offset or counterclaim; and

            (vi) Revolving Credit Agreement. Other than (A) that certain restatement dated as of April 14, 2006, (B) the First Amendment dated as of August 28, 2006, and (C) the Second Amendment dated as of April 27, 2007, there have been no amendments to the Revolving Credit Agreement.

      4. Acknowledgements and Consent of Guarantors. Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Note
Agreement, the Notes, the AI Guaranty Agreement and this Amendment and consents to the amendment to Note Agreement effected pursuant to this Amendment. Each Guarantor confirms that they will continue to guarantee the obligations to the fullest extent in accordance with the AI Guaranty Agreement and acknowledges and agrees that: (a) the AI Guaranty Agreement shall continue in full force and effect and that its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment; and (b)(i) notwithstanding, the conditions to effectiveness hereof, such Guarantor is not required by the terms of the Note Agreement, the Notes or the AI Guaranty Agreement to consent to the amendments to the Note Agreement effected pursuant to this Amendment; and (ii) nothing in Note
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                                                                               7


Agreement, the Notes or AI Guaranty Agreement shall be deemed to require the consent of any such Guarantor to any future amendments to the Note Agreement.

      5. Conditions Precedent. This Amendment shall become effective as of April 27, 2007 provided the conditions precedent set forth below shall have been fulfilled (the "Amendment Effective Date") and shall constitute a Transaction
Document:

            the Purchasers shall have received counterparts of this Amendment, executed and delivered by a duly authorized officer of each of the parties hereto;

            the Purchasers shall have received such additional documents or certificates with respect to legal matters or corporate or other proceeding related to the transactions contemplated hereby as may be reasonable requested by the Purchasers on or prior to April 26, 2007;

            the representations and warranties contained in Section 10 above shall be true and correct in all material respects on and as of the Amendment Effective Date, as if made on and as of the Amendment Effective Date and there shall exist on the Amendment Effective Date no Event of Default or Default; and

(d) the Company and each other Guarantor shall have made all requests, filings and registrations with, and obtained all consents and approvals from, the relevant national, state, local or foreign jurisdiction(s), or any administrative, legal or regulatory body or agency thereof, that are necessary for the Company and each other Guarantor in connection with this Amendment and any and all other documents relating hereto.

      6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

      7. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the terms, provisions and conditions of the Note Agreement, the Notes, the AI Guaranty Agreement and the agreements and instruments relating thereto are and shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.

      8. Headings. The headings of sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

      9. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.
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     [Remainder of page intentionally left blank. Signature pages follow.]
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                                                                               9


      IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                              ALBANY INTERNATIONAL CORP.

                              By:      /s/ Christopher J. Connally
                                       Name: Christopher J. Connally
                                       Title:   Corporate Treasurer


                              ALBANY INTERNATIONAL HOLDINGS TWO, INC., as a Guarantor

                              By:      /s/ Christopher J. Connally
                                       Name: Christopher J. Connally
                                       Title:   VP, Assistant Secretary

                              ALBANY INTERNATIONAL TECHNIWEAVE, INC., as a
                              Guarantor

                              By:      /s/ Christopher J. Connally
                                       Name: Christopher J. Connally
                                       Title:   Treasurer, Assistant Secretary


                              ALBANY INTERNATIONAL RESEARCH CO., as a Guarantor

                              By:      /s/ Charles J. Silva, Jr.
                                       Name: Charles J. Silva, Jr.
                                       Title:   VP, Assistant Treasurer


                              GESCHMAY CORP., as a Guarantor

                              By:      /s/ Christopher J. Connally
                                       Name: Christopher J. Connally
                                       Title:   VP, Assistant Secretary
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                                                                              10


                              BRANDON DRYING FABRICS, INC., as a Guarantor

                              By:      /s/ Christopher J. Connally
                                       Name: Christopher J. Connally
                                       Title:   VP, Assistant Secretary


                              GESCHMAY WET FELTS, INC., as a Guarantor

                              By:      /s/ Christopher J. Connally
                                       Name: Christopher J. Connally
                                       Title:   VP, Assistant Secretary


                              GESCHMAY FORMING FABRICS CORP., as a Guarantor

                              By:      /s/ Christopher J. Connally
                                       Name: Christopher J. Connally
                                       Title:   VP, Assistant Secretary

The foregoing Amendment is hereby
accepted as of the date first above written.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:      /s/ Paul L. Meiring
         Name: Paul L. Meiring
         Title:   Vice President
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                                                                              11


THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.

By:     Prudential Investment Management (Japan), Inc., as
        Investment Manager
        By:  Prudential Investment Management, Inc., as
             Sub-Adviser

By:      /s/ Paul L. Meiring
         Name: Paul L. Meiring
         Title: Vice President

GIBRALTAR LIFE INSURANCE CO. LTD.,
 By:    Prudential Investment Management (Japan), Inc., as
        Investment Manager
        By:  Prudential Investment Management, Inc., as
             Sub-Adviser

By:     /s/ Paul L. Meiring
        Name: Paul L. Meiring
        Title: Vice President

SECURITY BENEFIT LIFE INSURANCE COMPANY, INC.
 By:    Prudential Private Placement Investors, L.P. (as
        Investment Advisor)
        By:  Prudential Private Placement Investors, L.P.
             (as General Partner)

By:     /s/ Paul Meiring
        Name: Paul L. Meiring
        Title: Vice President